Exhibit 10.14

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE U.S. STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

THIS WARRANT SHALL BE VOID AFTER 5:00 P.M., CENTRAL TIME, ON THE DATE THAT THE WARRANT IS NO LONGER EXERCISABLE WITH RESPECT TO ANY WARRANT SHARES AS PROVIDED IN SECTION 1 OF THIS WARRANT (THE “EXPIRATION DATE”).

TRIUMPH BANCORP, INC.

Warrant for the Purchase of Common Shares

par value $0.01 per Share

No. W-1	259,067 Shares

Issuance Date: December 12, 2012

THIS CERTIFIES that, for and in consideration of the payment of $100.00, the receipt and sufficiency of which are hereby acknowledged, Triumph Consolidated Cos., LLC, a Texas limited liability company, whose address is 3 Park Central, Suite 1700, 12700 Park Central Drive, Dallas, Texas 75251, or its registered permitted assigns (the “Holder”), is entitled to subscribe for and purchase from Triumph Bancorp, Inc., a Texas corporation (the “Company”), upon the terms and conditions set forth herein, 259,067 common shares, par value $0.01 per share, of the Company (the “Common Shares”), at a price of $11.58 per share, subject to adjustment as provided herein (the “Exercise Price”). As used herein, the term “this Warrant” means and includes this Warrant, and any and all Warrants or other securities hereinafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part, or adjustments as provided herein. As used herein, the term “Holder” means the original Holder and any and all holder(s) of this Warrant or a portion thereof, and any and all holder(s) of any Warrant Shares, in all cases, pursuant to the exercise of this Warrant or a portion thereof or a transfer of this Warrant or the Warrant Shares as permitted by this Warrant.

The number of Common Shares issuable upon exercise of this Warrant (the “Warrant Shares”) and the Exercise Price may be adjusted from time to time as hereinafter set forth.

1. Exercise Price and Exercise Period. This Warrant may be exercised at any time or from time to time during the period commencing on the Issuance Date and ending at 5:00 P.M. Central time on December 12, 2022 (the “Expiration Date” and the period from the Issuance Date to the Expiration Date, the “Exercise Period”).

2. Procedure for Exercise; Effect of Exercise.

a. Cash Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the delivery to the Company at its corporate offices in Dallas, Texas, of a duly executed Notice of Exercise (in the form attached to this Agreement) specifying the number of Warrant Shares to be purchased, (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check (the “Aggregate Exercise Price”), and (iii) the surrender of this Warrant to the Company (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), at its corporate offices in Dallas, Texas.

b. Effect of Exercise. Upon receipt by the Company of a Notice of Exercise, and proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date of receipt by the Company of the Notice of Exercise; provided payment has been made for such Warrant Shares in accordance with this Agreement, and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. After the Company shall have received a Notice of Exercise, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) (the “Exercise Delivery Documents”), the Company shall within seven (7) business days, issue and deliver or cause to be issued and delivered to the address as specified in the Notice of Exercise, a certificate, registered in the name of the Holder or its permitted designee, for the number of Common Shares to which the Holder is entitled pursuant to such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to the Company at its corporate offices in Dallas, Texas, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder within ten (10) business days of receipt of this Warrant.

3. Warrant Register; Transfer of Warrants.

a. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register (herein so called) as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

b. Subject to compliance with applicable state and federal securities laws, this Warrant and the rights hereunder shall not be transferable except to a TCC Party (defined below) in accordance with the provisions of this Section 3(b); provided, however, it is agreed and acknowledged by the Company that upon registration of the Warrant Shares in accordance with Section 7 below, the Warrant Shares shall be freely transferable. Subject to the foregoing, this Warrant and the rights hereunder may be transferred, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant (in the form attached to this Agreement) duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such assignment form, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. This Warrant, if properly assigned, may be exercised by a new Holder for the purchase of Warrant Shares without having a new warrant issued. For purposes hereof, “TCC Party” means (i) any partner, member, stockholder or owner of Triumph Consolidated Cos., LLC or Triumph Bancorp, Inc., (ii) any employee of Triumph Consolidated Cos, LLC, Triumph Bancorp, Inc. or Triumph Savings Bank, ssb, or (iii) a pension, profit-sharing fund or other plan established and maintained for employees of Triumph Consolidated Cos., LLC or Triumph Bancorp, Inc.

4. Reservation of Shares; Preservation of Rights. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Common Shares, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of Common Shares as shall, from time to time, be sufficient therefor. The Company covenants that all Common Shares issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor shall be validly issued, fully paid, non-assessable, and free of preemptive rights.

5. Exercise Price Adjustments.

a. In the event that the Company shall (i) pay a dividend or make a distribution, in Common Shares, on any class of capital stock of the Company, (ii) split or subdivide its outstanding Common Shares into a greater number of shares, or (iii) combine its outstanding Common Shares into a smaller number of shares, then in each such case the Exercise Price in effect immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the number of Common Shares that such Holder would have owned or would have been entitled to receive after the occurrence of any of the events described above had this Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 5(a) shall become effective immediately after the close of business on the dividend or distribution date in the case of a dividend or distribution and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be. Any Common Shares issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the payment date for such dividend for purposes of calculating the number of outstanding Common Shares under clauses (b) and (c) below.

b. No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 5% in the Exercise Price then in effect; provided, however, that any adjustments that by reason of this Section 5(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or nearest 1/100th of a share.

c. In the event that, at any time as a result of an adjustment made pursuant to Section 5(a) above, the Holder of this Warrant shall become entitled to receive any shares of the Company other than Common Shares, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in this Section 5.

d. In case of any reclassification of the Common Shares (other than in a transaction to which Section 5(a) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares of the Company), any sale or transfer of all or substantially all of the assets of the Company, any tender offer or any share exchange, pursuant to which the Common Shares are converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder shall have the right, during the Exercise Period, at the Holder’s option, (i) to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer, tender offer or share exchange by a holder of the number of Common Shares of the Company into which this Warrant might have been exercisable immediately prior to the reclassification, consolidation, merger, sale, transfer, tender offer or share exchange, assuming that such holder of Common Shares failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction, or (ii) if the Company is acquired in an all cash transaction, to receive cash equal to the difference between the aggregate value of the cash consideration to be received had this Warrant been fully exercised immediately prior to the closing of such transaction and the aggregate exercise price of the Warrant Shares immediately prior to the closing of such transaction. The provisions of this Section 5(d) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers, tender offers or share exchanges.

e. If the Company shall take any action set forth in Section 5(a) or 5(d), then the Company shall cause to be filed with the transfer agent for this Warrant and shall cause to be mailed to the Holder at such Holder’s address as shown on the books of the transfer agent for this Warrant, as promptly as possible, but at least 20 days prior to the applicable date hereinafter specified, a notice stating the date on which such dividend payment, other distribution, adjustment, reclassification, change, consolidation, merger, tender offer, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Shares of record shall be entitled to receive the dividend payment or other distribution, or exchange their Common Shares for securities, cash or other property deliverable upon such adjustment, reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 5(e).

f. Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly file with the transfer agent for this Warrant a certificate of an officer of the Company setting forth the Exercise Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Company shall within 30 days of an adjustment to the Exercise Price cause a notice of the adjusted Exercise Price to be mailed to the Holder. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 5(f).

g. Upon each adjustment of the Exercise Price, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

h. The Company shall not be required to issue fractions of Common Shares or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Shares on the date of exercise of this Warrant.

6. Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and no person who is a Holder shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates) would beneficially own in excess of 9.99% (4.99% if such person is a bank holding company) of the Common Shares outstanding immediately after giving effect to such exercise; unless the Holder has previously been approved by the applicable regulatory authorities having jurisdiction over the Company to own or control in excess of 9.99% of the outstanding Common Shares. For purposes of the foregoing sentence, the aggregate number of Common Shares beneficially owned by such person and its affiliates shall include the number of Common Shares issuable upon exercise of this Warrant and issuable upon exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any debentures, convertible notes or convertible preferred stock or warrants). For purposes of this Warrant, in determining the number of outstanding Common Shares, the Holder may rely on the number of outstanding Common Shares as reflected in (1) the Company’s most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of Common Shares outstanding. For any reason at any time, upon the written request of the Holder, the Company shall, within a reasonable period, confirm to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder and its affiliates since the date as of which such number of outstanding Common Shares was reported. In effecting the exercise of this Warrant, the

Company shall be entitled to rely on a representation by the Holder as to the number of shares that it beneficially owns for purposes of the above 9.99% (or 4.99% if such person is a bank holding company) limitation calculation.

7. Registration Rights. If the Company files a registration statement for an initial public offering (“IPO”) in the United States, the Holder shall be entitled to the benefit of the registration rights as specified in Appendix A, the provisions of which are hereby incorporated by reference.

8. Transfer Taxes. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any transfer taxes. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9. Loss or Mutilation of Warrant. Upon receipt of evidence reasonably satisfactory to the Company (which shall not include the posting of any bond) of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

10. No Rights as a Shareholder. The Holder shall not have, solely on account of such status, any rights of a shareholder of the Company, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of the Company, except as provided in this Warrant.

11. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. If the Company willfully and knowingly fails to comply with any provision of this Warrant, as determined by the final non-appealable decision of a court of competent jurisdiction, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

12. Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, may be entitled to specific performance of its rights under this Warrant.

13. Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder of Warrant Shares.

14. Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

15. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

16. Notices. All notices, requests and other communications hereunder shall be in writing and shall be given and shall be deemed to have been duly given if delivered personally or via a messenger service (notice deemed given upon receipt), telecopied or faxed (notice deemed given upon confirmation of receipt), sent by a nationally recognized overnight courier service such as Federal Express (notice deemed given upon receipt of proof of delivery) or mailed by registered or certified mail, return receipt requested (notice deemed given upon receipt) to the respective parties’ corporate addresses or other addresses on record with the other parties.

17. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Texas applicable to contracts made and performed within such state, without regard to principles of conflicts of law.

TRIUMPH BANCORP, INC.

By:	/s/ Aaron Graft
Aaron Graft
President and Chief Executive Officer

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED,                         hereby sells, assigns, and transfers unto                     a Warrant to purchase             Common Shares, par value $0.01 per share, of Triumph Bancorp, Inc. (the “Company”), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint                             attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:

By:
Signature

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:	Triumph Bancorp, Inc. 3 Park Central Suite 1700 Dallas, Texas 75251 Attention: Chief Financial Officer

NOTICE OF EXERCISE

The undersigned hereby exercises his or its rights to purchase             Warrant Shares covered by the attached Warrant and tenders payment herewith in the amount of $             by tendering cash or delivering a certified check or bank cashier’s check in such amount, payable to the order of the Company.

The undersigned requests that certificates for such securities be issued in the name of, and delivered or credited to:

(Print Name, Address and Social Security

or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the attached Warrant, that a new Warrant for the balance of the Warrant Shares covered by the attached Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:

By:

Print Name:

Address:

APPENDIX A

Registration Rights

The Company covenants and agrees as follows:

1. Defined Terms. As used herein, capitalized terms that are defined in the Warrant to which this Appendix is attached shall have the meanings ascribed to them in the Warrant. In addition, the following terms, unless the context otherwise requires, have the following respective meanings:

a. The term “Blue Sky Laws” means any applicable state securities laws and the rules and regulations promulgated thereunder.

b. The term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

c. The term “Registrable Securities” means (i) the Common Shares issuable or issued upon exercise of this Warrant, and (ii) any Common Shares of the Company issued or issuable upon the conversion or exercise of any warrant, right or other security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under Appendix A hereof are not assigned or any such shares which have been sold to the public.

d. The term “SEC” means the Securities and Exchange Commission.

e. The term “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

f. The term “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

g. The term “Violation” means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any Blue Sky Laws.

2. Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its capital stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Shares being registered are Common Shares issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within thirty (30) days after mailing of such notice by the Company in accordance with Section 16 of the Warrant, the Company shall, subject to the provisions of this Appendix A, Section 6, cause to be registered under the Securities Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall have the right to terminate or withdraw any registration initiated by it under this Appendix A, Section 2 prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with this Appendix A, Section 5 hereof.

3. Obligations of the Company. Whenever required under this Appendix A to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

a. prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Shares (or other securities) of the Company;

b. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

c. furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

d. use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky Laws of such U.S. jurisdictions as shall be reasonably requested by the Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

e. in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

f. cause all such Registrable Securities registered pursuant to this Agreement hereunder to be listed on a national securities exchange or trading system and each securities exchange and trading system on which similar securities issued by the Company are then listed;

g. provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

h. use its reasonable best efforts to furnish, at the request of the Holder requesting registration of Registrable Securities pursuant to this Appendix A, on the date on which such Registrable Securities are sold to the underwriter, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a “comfort” letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Appendix A with respect to the Registrable Securities of the selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

5. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registration pursuant to this Appendix A, Section 2 hereof for the Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holder selected by it, but excluding underwriting discounts and commissions relating to Registrable Securities.

6. Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to this Appendix A, the Company shall not be required to include any of the Holder’s securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company determine in their sole discretion will not jeopardize the success of the offering. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the Holder and any other selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders (including the Holder).

7. Indemnification. In the event any Registrable Securities are included in a registration statement under this Appendix A:

a. To the extent permitted by law, the Company will indemnify and hold harmless the Holder, all partners, members, officers, directors and stockholders of the Holder, legal counsel and accountants for the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act or the Exchange Act, against any Violation and the Company will pay to each such Holder, underwriter, controlling person or other aforementioned person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Appendix A, subsection 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

b. To the extent permitted by law, the selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will pay, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Appendix A, subsection 7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Appendix A, subsection 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Appendix A, subsection 7(b) exceed the net proceeds from the offering received the Holder, except in the case of fraud or willful misconduct by the Holder.

c. Promptly after receipt by an indemnified party under this Appendix A, Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Appendix A, Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Appendix A, Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Appendix A, Section 7.

d. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Holder exercising rights under this Agreement, or any controlling person of the Holder, makes a claim for indemnification pursuant to this Appendix A, Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Appendix A, Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the selling Holder or any controlling person in circumstances for which indemnification is provided under this Appendix A, Section 7, then, and in each such case, the Company and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (I) the Holder will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by the Holder pursuant to such registration statement, and (II) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; provided further, that in no event shall the Holder’s liability pursuant to this Appendix A, subsection 7(d), when combined with the amounts paid or payable by the Holder pursuant to Appendix A, subsection 7(b), exceed the proceeds from the offering (net of any underwriting discounts or commissions) received by the Holder, except in the case of willful fraud by the Holder.

e. The obligations of the Company and the Holder under this Appendix A, Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Appendix A, and otherwise and shall survive the termination or exercise of this Warrant.

8. Reports Under Exchange Act. With a view to making available to the Holder the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company agrees, at all times after the effective date of the first registration statement filed by the Company for the offering of its capital stock to the general public so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act, to:

a. make and keep public information available, as those terms are understood and defined in SEC Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

c. furnish to the Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

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